                                                                      EXHIBIT 24


STATE OF ALABAMA       )
COUNTY OF JEFFERSON    )


                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Alton E. Yother and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign of a registration statement of SouthTrust Corporation on Form S-8 relating to the stock option plan for CENIT Bancorp, Inc., including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Dated as of this 16th day of August, 2001.                    /s/ Julian W. Banton
                                                   -------------------------------------------
                                                                Julian W. Banton



Dated as of this 12th day of August, 2001.                     /s/ Carl F. Bailey
                                                   -------------------------------------------
                                                                 Carl F. Bailey



Dated as of this 10th day of August, 2001.                    /s/ John M. Bradford
                                                   -------------------------------------------
                                                                John M. Bradford



Dated as of this ____ day of August, 2001.
                                                   -------------------------------------------
                                                                  William A. Coley



Dated as of this ____ day of August, 2001.
                                                   -------------------------------------------
                                                                Garry N. Drummond



Dated as of this ____ day of August, 2001.
                                                   -------------------------------------------
                                                                H. Allen Franklin



Dated as of this 13th day of August, 2001.                    /s/ William C. Hulsey
                                                   -------------------------------------------
                                                                William C. Hulsey



Dated as of this 10th day of August, 2001.                     /s/ Donald M. James
                                                   -------------------------------------------
                                                                 Donald M. James



Dated as of this ____ day of August, 2001.
                                                   -------------------------------------------
                                                                Allen J. Keesler


Dated as of this ____ day of August, 2001.
                                                   -------------------------------------------
                                                                 Rex J. Lysinger



Dated as of this 10th day of August, 2001.                     /s/ Judy M. Merritt
                                                   -------------------------------------------
                                                                 Judy M. Merritt



Dated as of this 9th day of August, 2001.                       /s/ Van L. Richey
                                                   -------------------------------------------
                                                                  Van L. Richey